UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 29, 2004

Date of Report (Date of Earliest Event Reported)

MAC-GRAY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-13495	04-3361982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22 Water Street Cambridge, MA 02141
(Address of principal executive offices)

(617) 492-4040
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit Number

99.1	Press Release of Mac-Gray Corporation., dated April 29, 2004.

99.2	Transcript of Earnings Conference Call of Mac-Gray Corporation held on April 29, 2004.

Item 12. Results of Operations and Financial Condition.

On April 29, 2004, Mac-Gray Corporation (the “Company”) issued a press release announcing, among other things, its financial results for the first quarter of fiscal year 2004, which ended on March 31, 2004. In addition, on April 29, 2004, the Company held a conference call to discuss the Company’s first quarter results, outlook for the remainder of fiscal 2005 and current corporate developments. The press release and transcript of the conference call are incorporated herein to this Current Report on Form 8-K by reference and copies of the press release and transcript are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2004	MAC-GRAY CORPORATION

	By:	/s/ Michael J. Shea
Michael J. Shea Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Index Number	Description of Document
99.1	Press release dated April 29, 2004
99.2	Transcript Of First-Quarter Financial Results Conference Call Held By Mac-Gray Corporation April 29, 2004.